UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): January 21, 2005


                               S.Y. BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)



           Kentucky                       1-13661                61-1137529
           --------                       -------                ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


               1040 East Main Street, Louisville, Kentucky, 40206
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (502) 582-2571
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 21, 2005, S.Y. Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference, announcing fourth quarter and year-end 2004 earnings. The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        C.        Exhibits

                   99.1      Press Release dated January 21, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:   January 21, 2005             S.Y. BANCORP, INC.

                                     By:   /s/ Nancy B. Davis
                                     ------------------------------------
                                           Nancy B. Davis, Executive Vice
                                           President, Treasurer and Chief
                                           Financial Officer